Other long-term liabilities	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Other long-term liabilities
21.	Other long-term liabilities

	Provision	Provision for	Dismantling	Other long-term
	for litigations	return condition	provision	liabilities	Total

Balance at January 1, 2021	$9,922	$182,838	$24,981	$22,173	$239,914
Increases	77	18,949	—	300	19,326
Used	—	(3,766)	(784)	(2,226)	(6,776)
Adjustment	—	(39,217)	(319)	—	(39,536)
Effect of movements in exchange rates	(750)	—	—	—	(750)
Unused amounts reversed	(197)	(1,448)	(216)	(2,159)	(4,020)
Unwinding of discount and changes in the discount rate	—	2,183	762	—	2,945

Balance at December 31, 2021	$9,052	$159,539	$24,424	$18,088	$211,103

Current	—	—	—	4,290	4,290
Non-current	9,052	159,539	24,424	13,798	206,813

	$9,052	$159,539	$24,424	$18,088	$211,103

Provision for litigation
Provisions for litigation in process and expected payments related to labor legal cases.
The Company is the plaintiff in an action in October 2003 against Empresa Brasileira de Infraestrutura Aeroportuária (“INFRAERO”), Brazil’s airport operator, the legality of the Additional Airport Tariffs (
Adicional das Tarifas Aeroportuárias
, or ATAERO), which is a 50% surcharge imposed on all airlines which fly to Brazil. Similar suits have been filed against INFRAERO by other major airline carriers. In this case, the court of first instance ruled in favor of INFRAERO and the Company has appealed the judgment. While the litigation is still pending, the Company continues to pay the ATAERO amounts due into an escrow account and as of December 31, 2021, the aggregate amount in such account totaled $7.5 million (2020: $8.1 million).
In the event that the Company receives a final unfavorable judgment it will be required to release the escrowed fund to INFRAERO and will not be able to recover such amounts. The Company does not, however, expect the release of such amounts to have a material impact on its financial results since these amounts already had been expensed.
Provision for return condition
For operating leases, the Company is contractually obliged to return aircraft in an agreed-upon condition. The Company accrues for return conditions related to aircraft held under operating leases throughout the duration of the lease. The Company does not plan to return aircraft in 2022.
During 2021, the uses of the provision correspond to the return of two leased aircraft Boeing
737-700.
Additionally, the Company adjusted $39.2 million of its provision for return condition due to a renewals of aircraft contracts during 2021.
Dismantling provision
For leases under IFRS 16 the Company recognizes a dismantling provision to estimate the costs for work required to be performed just before the redelivery of the aircraft to the lessors and which does not depend of the aircraft utilization.
During 2021, the uses of the provision correspond to the return of two leased aircraft Boeing
737-700.
Other long-term liabilities
Other long-term liabilities include principally the provision for maintenance which mainly include the accrual of formal agreements with third parties for operational maintenance events. The cost of these agreements is billed by power by the hour and charged to the consolidated statement of profit or loss. As of December 31, 2021, the provision for maintenance amounts to $14.9 million (2020: $19.0 million) and the Company has presented the estimated balance of the current portion of this provision as “Accrued expenses payable” in the consolidated statement of financial position (see note 20).
Other long-term liabilities also include the provision for the non-compete
agreement created for payment to senior management related to covenants not to compete with the Company in the future (relative to the $3.0 million trust fund). This provision is accounted for as “Other long-term employee benefits” under IAS 19R
Employee benefits
. The accrued amount is revalued annually using the projected benefit method as required by IAS 19R (see note 23 - Compensation of key management personnel).